UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 11, 2006

DRIL-QUIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13550 Hempstead Highway Houston, Texas	77040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 11, 2006, Dril-Quip, Inc. issued a press release announcing a two-for-one split of its common stock, to be accomplished through a stock dividend. Stockholders of record at the close of business on September 21, 2006 will receive one additional share of Dril-Quip common stock for each share of common stock held on the record date. The additional shares resulting from the stock split will be distributed on October 5, 2006.

A copy of the press release announcing the stock split is attached hereto as Exhibit 99.1.

In connection with the stock split, and pursuant to Rule 416 under the Securities Act of 1933, as amended, the number of shares of Dril-Quip common stock registered under the registration statements on Form S-3 (Registration No. 333-128989) and Form S-8 (Registration Nos. 333-47453, 333-68976 and 333-118876) will be proportionately adjusted to give effect to the stock split.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	Press Release issued September 11, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

By:	/s/ Gary D. Smith
Gary D. Smith
Co-Chairman and Co-Chief Executive Officer

Date: September 12, 2006

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued September 11, 2006.

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